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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 14, 2005


                                IndyMac ABS, Inc.

            (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2005, providing for the issuance of
           Home Equity Asset-Backed Certificates, Series INABS 2005-A)


                                IndyMac ABS, Inc.
                                -----------------

             (Exact name of registrant as specified in its charter)

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Delaware                          333-120706-03          95-4685267
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(State or Other Jurisdiction      (Commission File       (I.R.S. Employer
of Incorporation)                 Number)                Identification Number)


155 North Pasadena Lake Avenue
Pasadena, CA                                                     91101
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code: 626-535-5555

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

          (a) Financial Statements.

              Not applicable.

          (b) Pro Forma Financial Information.

              Not applicable.

          (c) Exhibits.


                 Item 601(a) of Regulation S-K
Exhibit No.      Exhibit No.                        Description
-----------      -----------                        -----------
                                                    Opinion and Consent of
1                5.1, 8.1, 23.1                     Thacher Proffitt & Wood LLP.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 15, 2005


                                                 INDYMAC ABS, INC.

                                                 By: /s/ Victor Woodworth
                                                     ---------------------------
                                                 Name:   Victor Woodworth
                                                 Title:  Vice President



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                                  EXHIBIT INDEX

                     Item 601(a) of Regulation S-K
Exhibit Number       Exhibit No.                         Description
--------------       -----------                         -----------
1                    5.1, 8.1, 23.1                      Opinion and Consent of
                                                         Counsel



                                               /s/ THACHER PROFFITT & WOOD LLP